UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 29, 2008

Date of reporting period: March 1, 2007— February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

2|29|08

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Small Cap
Value Fund

2| 29| 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	35
Brokerage commissions	35
Shareholder meeting results	36
About the Trustees	37
Officers	41

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam Small Cap Value Fund: Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large —comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; on the other hand, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product that fills a need often have this effect. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue chips; relatively minor earnings disappointments or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund holdings have spanned sectors
and industries over time.

Performance and portfolio snapshots

Putnam Small Cap Value Fund

Average annual total return (%) comparison as of 2/29/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit the Individual Investors section of www.putnam.com.

“We feel that buying quality, beaten-down
stocks will work because, if there’s a recovery,
these stocks will act like coiled springs. On the
flip side, if we sink deeper into recession, these
stocks are so close to their book value that
they are unlikely to move much lower.”

Edward Shadek, Portfolio Leader, Putnam Small Cap Value Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

An interview with Edward Shadek, your fund’s Portfolio Leader

The year in review

Your fund’s portfolio team
Edward Shadek
Michael Petro

Edward, thanks for taking the time to talk about Small Cap Value Fund today. How did the fund perform during the period?

Results for Small Cap Value Fund were disappointing for the fiscal year, which ended February 29, 2008. For the period, the fund posted a decline of 22.54%, trailing a 17.13% negative return of its benchmark, the Russell 2000 Value Index, and a 13.66% loss in its Lipper peer group.

The fund underperformed both its benchmark and Lipper peer group for the period. What were the driving forces behind this performance?

No question about it, financials were far and away the biggest detractor from performance. Interestingly, as a management team, we were underweight financials during the year relative to the benchmark. The problem, however, was poor individual stock selection within the sector. Most notably, PFF Bancorp Inc., a solid performer for us in past years, hampered our returns.

Technology — another area where we have had a solid record over the years — also provided disappointing returns. In general, valuations for tech stocks dropped significantly in the second half of the fiscal year as recession worries fueled investor concerns over 2008 earnings. Consequently, to succeed in the technology sector, you needed to own the cheapest of the sector’s stocks.

You mentioned PFF Bancorp as a significant detractor. What happened with the stock?

PFF Bancorp is a good example of the financial meltdown extending further than some expected. PFF Bancorp operates as a holding company for PFF Bank & Trust, which provides community banking services to individuals and companies in Southern California. We have been a long-time holder of the stock and believe in the company’s management. In fact, company insiders continued to buy the stock as recently as August, even as the stock was sliding along with the rest of the financials sector. At the time, we believed their faith may have been well-founded. PFF is located in one of the fastest-growing areas of the United States, with much of the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

U.S. trade with China and the Far East flowing through the port of Long Beach, California. With the area’s warehouses, population, and personal incomes growing, PFF also seemed positioned for growth. However, as with what happened in other “hot” markets, real estate values got out of hand. As a result, as the subprime problems escalated, we saw high mortgage delinquencies in mortgages in Southern California, and PFF suffered. We still believe the company has sufficient capital to withstand the downturn, so we’ve recently added to our position. However, in the near term, the stock failed us.

Another financial company that detracted from performance was Advanta Corp., which provides credit cards to small and midsize businesses as opposed to the individual consumer. Investors, however, made no such distinction when the subprime meltdown hit full force in August, punishing all companies with credit loss concerns. We still think Advanta is a good company and recently added at levels that we think are attractive, but it has been a difficult year for the stock.

What individual holdings helped the fund’s performance during the period?

Steel Dynamics Inc., a favorite of ours for years, was our best contributor. The company makes rolled steel products used in appliances and cars, as well as girders for new construction. We’ve been attracted to the steel industry — dismissed as dead and gone by many — since 2003. That was when major consolidations, which continue to this day, began to change the industry’s competitive dynamic and profitability structure. As some steel companies went bankrupt, the survivors were able to consolidate and build pricing power — so much so that, even in recessionary environments, Steel Dynamics has been able to pass on increases in raw material. In addition, the weak dollar has left little reason to import steel into the United States, which virtually eliminated foreign competition. In this environment, Steel Dynamics has wisely added capacity during the past five years, allowing it to double the size of its business.

Another solid performer is Gulfmark Offshore, a provider of offshore marine services. Gulfmark operates support vessels that transport materials, supplies, and people to offshore oil platforms all over the world. As oil prices have skyrocketed — and more and more drilling has shifted offshore — this has played right to Gulfmark’s sweet spot, allowing the company to raise day rates as its capacity allows them to handle the increased demand.

Top 10 holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

American Equity Investment Life Holding Co. (1.2%)	Financials	Insurance
Spartan Stores, Inc. (1.2%)	Consumer staples	Distribution
Tidewater, Inc. (1.1%)	Energy	Energy
Swift Energy Co. (1.1%)	Energy	Oil and gas
Comfort Systems USA, Inc. (1.0%)	Consumer cyclicals	Building materials
Selective Insurance Group (1.0%)	Financials	Insurance
St. Mary Land & Exploration Co. (1.0%)	Energy	Oil and gas
HealthSpring, Inc. (1.0%)	Health care	Health-care services
Ruddick Corp. (1.0%)	Consumer staples	Food
Safety Insurance Group, Inc. (1.0%)	Financials	Insurance

How have you modified your strategy, and where have you been finding value recently?

We believe technology has been exceptionally attractive. We have seen price-to-earnings ratios (P/Es) of less than 10 for companies that are making money and expect to keep growing. We’re still underweight financial stocks, but we’ve closed that gap a bit by selectively adding companies that we believe are either high quality or are extremely undervalued. We’re also overweight health care, which we think is a defensive area where some good values with upside potential exist.

Edward, what’s your outlook for the rest of 2008?

Overall, we’re cautiously optimistic about small-cap value stocks. If this is going to be a garden-variety recession —and we believe so — then stocks must already reflect those recessionary conditions in our opinion. However, if there’s going to be a deeper downturn, then there’s probably more downside.

Having said that, we think that investors are relatively better positioned in small-cap value than in other sectors simply because small caps have come down so much — more than 25% since the peak in June.

We feel that buying quality, beaten-down stocks will work because, if there’s a recovery, these stocks will act like coiled springs. On the flip side, if we sink deeper into recession, these stocks are so close to their book value that they are unlikely to move much lower.

Thanks for your time and insights, Edward.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

I N V E S T M E N T   I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of this decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions since 1960 have lasted an average of 11 months, versus 64 months for the average expansion. Recessions, classically defined as two consecutive quarters of contracting GDP, have become increasingly rare in recent decades, as the Federal Reserve has become more adept at avoiding them and as technology has enabled businesses to adjust more rapidly to changing market conditions.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	157.93%	143.06%	141.94%	141.94%	141.73%	141.73%	147.25%	138.59%	152.55%	162.80%
Annual average	11.26	10.52	10.46	10.46	10.45	10.45	10.73	10.29	11.00	11.50

5 years	98.83	87.42	91.81	90.01	91.72	91.72	94.18	87.31	96.48	101.47
Annual average	14.74	13.39	13.91	13.70	13.90	13.90	14.19	13.37	14.46	15.04

3 years	–0.68	–6.41	–2.80	–4.31	–2.80	–2.80	–2.05	–5.46	–1.35	0.11
Annual average	–0.23	–2.18	–0.94	–1.46	–0.94	–0.94	–0.69	–1.85	–0.45	0.04

1 year	–22.54	–26.98	–23.06	–26.06	–23.08	–23.68	–22.83	–25.51	–22.66	–22.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 4/13/99 to 2/29/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,194 and $24,173, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,859 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $25,255 and $26,280, respectively.

Comparative index returns For periods ended 2/29/08

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Life of fund	154.80%	154.90%
Annual average	11.11	10.95

5 years	104.17	100.79
Annual average	15.35	14.77

3 years	9.57	8.99
Annual average	3.09	2.79

1 year	–17.13	–13.66

Index and Lipper results should be compared to fund performance at net asset value.

*Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/29/08, there were 297, 239, 186, and 117 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/29/08

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.094		—	—	—		$0.107	$0.138

Capital gains

Long-term	2.449		$2.449	$2.449	$2.449		2.449	2.449

Short-term	0.397		0.397	0.397	0.397		0.397	0.397

Total	$2.940		$2.846	$2.846	$2.846		$2.953	$2.984

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/07	$16.62	$17.63‡	$15.24	$15.28	$15.83	$16.40‡	—	$16.97

3/30/07†	—	—	—	—	—	—	$16.83	—

2/29/08	10.21	10.83	9.15	9.18	9.64	9.99	10.18	10.48

* The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

† Inception date of class R shares.

‡ Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	154.65%	139.97%	138.77%	138.77%	138.30%	138.30%	143.92%	135.37%	149.33%	159.54%
Annual average	10.99	10.25	10.19	10.19	10.17	10.17	10.45	10.02	10.72	11.22

5 years	95.19	84.05	88.37	86.61	88.09	88.09	90.64	83.93	92.89	97.85
Annual average	14.31	12.98	13.50	13.29	13.47	13.47	13.77	12.96	14.04	14.62

3 years	–0.17	–5.93	–2.25	–3.77	–2.36	–2.36	–1.58	–5.01	–0.80	0.69
Annual average	–0.06	–2.02	–0.76	–1.27	–0.79	–0.79	–0.53	–1.70	–0.27	0.23

1 year	–24.57	–28.92	–25.00	–27.93	–25.10	–25.68	–24.87	–27.49	–24.69	–24.34

Fund’s annual operating expenses For the fiscal year ended 2/28/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.32	$ 9.69	$ 9.68	$ 8.56	$ 7.44	$ 5.19

Ending value (after expenses)	$814.30	$812.00	$811.70	$812.80	$813.60	$815.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.02	$ 10.77	$ 10.77	$ 9.52	$ 8.27	$ 5.77

Ending value (after expenses)	$1,017.90	$1,014.17	$1,014.17	$1,015.42	$1,016.66	$1,019.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Average annualized expense ratio for Lipper peer group†	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Small Cap Value Fund	49%	47%	29%	24%	24%

Lipper Small-Cap Value Funds category average	80%	74%	73%	67%	66%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 29. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 2/29/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Michael Petro is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 482,000	$ 88,000,000

Putnam employees	$13,052,000	$672,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Michael Petro may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

51st	29th	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 267, 216, and 164 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one-, five- and life-of-fund periods ended March 31, 2008 were 96%, 52%, and 56%, respectively. Over the one-, five- and life-of-fund periods ended March 31, 2008, the fund ranked 292nd out of 306, 96th out of 186, and 65th out of 117 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Individual Investor section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Investment Funds and Shareholders of Putnam Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 10, 2008

The fund’s portfolio 2/29/08

COMMON STOCKS (98.7%)*

	Shares	Value

Advertising and Marketing Services (0.9%)
Nu Skin Enterprises, Inc. Class A	233,575	$3,868,002

Aerospace and Defense (1.8%)
DRS Technologies, Inc. (S)	68,000	3,814,120
Innovative Solutions & Support, Inc. † (S)	188,750	1,708,188
Teledyne Technologies, Inc. †	45,600	2,024,640
		7,546,948

Airlines (0.8%)
SkyWest, Inc. (S)	148,100	3,275,972

Automotive (1.9%)
American Axle & Manufacturing
Holdings, Inc.	111,400	2,192,352
ArvinMeritor, Inc. (S)	200,000	2,258,000
Snap-On, Inc.	68,500	3,419,520
		7,869,872

Banking (6.2%)
BancTec, Inc. 144A †	482,500	2,412,500
BankUnited Financial Corp. Class A	158,300	772,504
City Holding Co.	77,400	2,882,376
Colonial Bancgroup, Inc.	195,500	2,361,640
Columbia Banking Systems, Inc.	87,800	2,027,302
East West Bancorp, Inc.	84,400	1,587,564
Hanmi Financial Corp.	241,000	1,838,830
PFF Bancorp, Inc.	284,600	2,410,562
Provident Bankshares Corp.	165,040	2,100,959
Renasant Corp.	150,112	3,161,359
Sterling Bancshares, Inc.	262,900	2,447,599
Webster Financial Corp.	74,700	2,089,359
		26,092,554

Building Materials (2.9%)
Comfort Systems USA, Inc.	366,600	4,362,540
Interface, Inc. Class A	228,600	3,831,336
Lennox International, Inc.	104,773	3,943,656
		12,137,532

Chemicals (3.2%)
Airgas, Inc. (S)	64,400	3,129,196
Olin Corp.	154,200	2,963,724
Omnova Solutions, Inc. †	481,400	1,877,460
RPM, Inc.	121,600	2,542,656
Spartech Corp.	197,800	2,802,826
		13,315,862

Commercial and Consumer Services (0.9%)
Advance America Cash Advance
Centers, Inc.	129,300	960,699
Maximus, Inc.	73,400	2,665,888
		3,626,587

Communications Equipment (1.4%)
Arris Group, Inc. †	466,200	2,680,650
Belden CDT, Inc. (S)	78,100	3,069,330
		5,749,980

COMMON STOCKS (98.7%)* continued

	Shares	Value

Computers (2.9%)
Agilysys, Inc.	112,449	$1,424,729
Emulex Corp. †	180,700	2,688,816
Monotype Imaging Holdings, Inc. †	193,424	2,636,369
Netgear, Inc. †	100,800	2,199,456
Smart Modular Technologies WWH, Inc. †	493,200	3,274,848
		12,224,218

Conglomerates (0.4%)
AMETEK, Inc.	38,900	1,656,751

Consumer Finance (0.6%)
Capital Trust, Inc. Class A (R)	99,575	2,748,270

Consumer Goods (0.7%)
Prestige Brands Holdings, Inc. †	397,122	3,061,811

Consumer Services (0.5%)
Stamps.com, Inc. †	252,000	2,230,200

Distribution (1.2%)
Spartan Stores, Inc.	232,200	4,894,776

Electric Utilities (2.8%)
Black Hills Corp. (S)	71,146	2,544,181
UIL Holdings Corp.	101,300	2,977,207
UniSource Energy Corp.	104,900	2,480,885
Westar Energy, Inc.	171,500	3,898,195
		11,900,468

Electrical Equipment (0.7%)
WESCO International, Inc. †	70,700	2,828,000

Electronics (4.6%)
Avnet, Inc. †	81,338	2,741,904
Benchmark Electronics, Inc. † (S)	175,649	2,950,903
General Cable Corp. † (S)	53,167	3,281,467
Park Electrochemical Corp.	120,857	2,846,182
Technitrol, Inc.	145,200	3,195,852
TTM Technologies, Inc. †	288,700	3,181,474
X-Rite, Inc. † (S)	120,000	982,800
		19,180,582

Energy (2.0%)
GulfMark Offshore, Inc. †	72,200	3,657,652
Tidewater, Inc. (S)	85,100	4,778,365
		8,436,017

Financial (1.0%)
Advanta Corp. Class B	309,000	2,385,480
Financial Federal Corp.	91,300	1,967,515
		4,352,995

Food (2.5%)
Chiquita Brands
International, Inc. † (S)	170,500	3,490,135
Ruddick Corp. (S)	128,700	4,150,575
Weiss Markets, Inc.	79,400	2,573,354
		10,214,064

COMMON STOCKS (98.7%)* continued

	Shares	Value

Forest Products and Packaging (1.7%)
Grief, Inc. Class A	53,100	$3,472,209
Universal Forest Products, Inc.	57,079	1,585,655
Wausau Paper Corp.	267,200	2,094,848
		7,152,712

Health Care Services (2.7%)
AMERIGROUP Corp. † (S)	39,500	1,422,000
AMN Healthcare Services, Inc. †	199,936	3,236,964
Healthspring, Inc. † (S)	237,080	4,160,754
Hooper Holmes, Inc. †	1,021,500	663,975
Pediatrix Medical Group, Inc. †	28,500	1,881,285
		11,364,978

Household Furniture and Appliances (0.7%)
Tempur-Pedic International, Inc.	157,911	2,750,810

Insurance (9.3%)
American Equity Investment Life Holding Co.	521,200	4,977,460
FBL Financial Group, Inc. Class A	91,897	2,702,691
Infinity Property & Casualty Corp.	65,900	2,647,203
Landamerica Financial Group, Inc.	49,800	1,833,636
Navigators Group, Inc. †	62,741	3,433,815
Philadelphia Consolidated Holding Corp. †	91,500	3,103,680
Phoenix Companies, Inc. (The)	283,700	3,228,506
Presidential Life Corp.	188,900	3,165,964
Safety Insurance Group, Inc.	107,500	3,987,175
Selective Insurance Group	181,998	4,324,272
State Auto Financial Corp.	104,300	2,830,702
Zenith National Insurance Corp.	70,700	2,409,456
		38,644,560

Investment Banking/Brokerage (1.2%)
SWS Group, Inc.	203,600	2,319,004
TradeStation Group, Inc. †	289,300	2,777,280
		5,096,284

Leisure (0.4%)
Arctic Cat, Inc. (S)	216,288	1,635,137

Machinery (1.1%)
Applied Industrial
Technologies, Inc.	81,600	2,255,424
Imation Corp. (S)	102,000	2,300,100
		4,555,524

Manufacturing (1.3%)
EnPro Industries, Inc. †	85,200	2,515,956
Knoll, Inc.	204,400	2,877,952
		5,393,908

Media (0.4%)
Journal Communications, Inc. Class A	242,000	1,667,380

Medical Technology (2.9%)
Cutera, Inc. †	222,080	2,815,974
Datascope Corp.	40,500	1,409,400
Hanger Orthopedic Group, Inc. †	176,860	2,049,807

COMMON STOCKS (98.7%)* continued

	Shares	Value

Medical Technology continued
PSS World Medical, Inc. † (S)	161,500	$2,826,250
Vital Signs, Inc.	54,528	2,772,749
		11,874,180

Metal Fabricators (1.2%)
Mueller Industries, Inc.	88,500	2,542,605
USEC, Inc. † (S)	399,600	2,549,448
		5,092,053

Metals (2.2%)
Haynes International, Inc. † (S)	48,300	2,743,923
Quanex Corp.	60,925	3,134,591
Steel Dynamics, Inc. (S)	56,400	3,285,864
		9,164,378

Natural Gas Utilities (3.1%)
Energen Corp.	65,200	3,912,000
Laclede Group, Inc. (The)	111,600	3,811,140
Southwest Gas Corp.	144,000	3,684,960
WGL Holdings, Inc.	53,900	1,681,141
		13,089,241

Office Equipment & Supplies (0.7%)
Ennis Inc.	173,600	2,770,656

Oil & Gas (4.5%)
Alon USA Energy, Inc. (S)	145,700	2,286,033
Cabot Oil & Gas Corp. Class A	62,900	3,129,275
Delek US Holdings, Inc.	133,300	2,103,474
Energy Partners, Ltd. †	224,700	2,417,772
St. Mary Land & Exploration Co. (S)	114,500	4,222,760
Swift Energy Co. †	93,000	4,438,890
		18,598,204

Pharmaceuticals (1.3%)
Owens & Minor, Inc. (S)	47,500	2,041,075
Sciele Pharma, Inc. †	161,810	3,349,467
		5,390,542

Publishing (0.3%)
GateHouse Media, Inc. (S)	187,690	1,176,816

Real Estate (7.4%)
Arbor Realty Trust, Inc (R)	197,900	3,182,230
Deerfield Capital Corp. (R) (S)	328,500	2,131,965
DiamondRock Hospitality Co. (R)	173,910	2,172,136
Entertainment Properties Trust (R)	69,672	3,265,527
Getty Realty Corp. (R)	140,400	3,771,144
Gramercy Capital Corp. (R)	126,000	2,574,180
Hersha Hospitality Trust (R)	257,676	2,313,930
M/I Schottenstein Homes, Inc.	81,900	1,350,531
MFA Mortgage Investments, Inc. (R)	384,060	3,671,614
National Health Investors, Inc. (R)	75,700	2,280,841
NorthStar Realty Finance Corp. (R)	189,575	1,685,322
Pennsylvania Real Estate Investment
Trust (R) (S)	90,300	2,233,119
		30,632,539

COMMON STOCKS (98.7%)* continued

	Shares	Value

Retail (4.2%)
Brown Shoe Co., Inc.	82,500	$1,211,100
Cache, Inc. †	169,490	1,688,120
EZCORP, Inc. Class A †	263,446	3,090,222
Haverty Furniture Cos., Inc. (S)	222,400	2,183,968
Jos. A. Bank Clothiers, Inc. † (S)	113,300	2,580,974
Nautilus, Inc. (S)	371,220	1,555,412
Stage Stores, Inc.	161,700	2,047,122
Wolverine World Wide, Inc.	115,700	3,066,050
		17,422,968

Semiconductor (2.5%)
Cohu, Inc.	129,764	2,029,509
GSI Group, Inc. (Canada) †	284,455	2,315,464
Pericom Semiconductor Corp. †	131,952	1,758,920
Standard Microsystems Corp. †	86,922	2,464,239
Ultra Clean Holdings †	192,310	1,846,176
		10,414,308

Shipping (0.6%)
Arkansas Best Corp. (S)	89,400	2,387,874

Software (1.2%)
Chordiant Software, Inc. †	381,800	2,199,168
Parametric Technology Corp. † (S)	187,100	2,864,501
		5,063,669

Staffing (1.4%)
Gevity HR, Inc.	412,637	2,880,206
MPS Group, Inc. † (S)	244,400	2,786,160
		5,666,366

Technology (1.3%)
CACI International, Inc. Class A † (S)	70,300	3,069,298
EMS Technologies, Inc. †	80,100	2,306,079
		5,375,377

Technology Services (0.8%)
United Online, Inc.	321,000	3,203,580

COMMON STOCKS (98.7%)* continued

	Shares	Value

Telecommunications (3.9%)
Alaska Communications Systems Group, Inc.	212,700	$2,409,891
Brightpoint, Inc. †	360,230	3,724,778
Centennial Communications Corp. †	468,700	2,470,049
Earthlink, Inc. † (S)	411,346	2,974,032
Gilat Satellite Networks, Ltd. (Israel) †	276,000	2,961,480
Oplink Communications, Inc. †	141,500	1,758,845
		16,299,075

Textiles (0.5%)
Phillips-Van Heusen Corp. (S)	60,564	2,211,192

Total common stocks (cost $407,716,503)		$411,305,772

INVESTMENT COMPANIES (1.3%)*

	Shares	Value

Hercules Technology Growth Capital, Inc.	198,000	$2,354,220
MCG Capital Corp.	267,300	3,207,600

Total investment companies (cost $6,553,453)		$5,561,820

SHORT-TERM INVESTMENTS (17.0%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	972,102	$972,102
Short-term investments held as
collateral for loaned securities with
yields ranging from 2.80% to 4.48% and
due dates ranging from March 3, 2008
to April 25, 2008 (d)	$69,875,597	69,775,838

Total short-term investments (cost $70,747,940)		$70,747,940

TOTAL INVESTMENTS
Total investments (cost $485,017,896)		$487,615,532

* Percentages indicated are based on net assets of $416,590,802.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08

ASSETS

Investment in securities, at value, including $67,353,574 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $484,045,794)	$486,643,430
Affiliated issuers (identified cost $972,102) (Note 5)	972,102

Cash	551

Dividends, interest and other receivables	582,027

Receivable for shares of the fund sold	509,880

Receivable for securities sold	5,043,457

Total assets	493,751,447

LIABILITIES

Payable for securities purchased	4,128,041

Payable for shares of the fund repurchased	1,746,468

Payable for compensation of Manager (Notes 2 and 5)	932,207

Payable for investor servicing fees (Note 2)	108,167

Payable for custodian fees (Note 2)	17,080

Payable for Trustee compensation and expenses (Note 2)	94,538

Payable for administrative services (Note 2)	3,168

Payable for distribution fees (Note 2)	185,460

Collateral on securities loaned, at value (Note 1)	69,775,838

Other accrued expenses	169,678

Total liabilities	77,160,645

Net assets	$416,590,802

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$402,675,683

Undistributed net investment income (Note 1)	294,936

Accumulated net realized gain on investments (Note 1)	11,022,547

Net unrealized appreciation of investments	2,597,636

Total — Representing net assets applicable to capital shares outstanding	$416,590,802

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($342,770,306 divided by 33,559,772 shares)	$10.21

Offering price per class A share (100/94.25 of $10.21)*	$10.83

Net asset value and offering price per class B share ($19,600,452 divided by 2,142,779 shares)**	$9.15

Net asset value and offering price per class C share ($19,800,144 divided by 2,157,940 shares)**	$9.18

Net asset value and redemption price per class M share ($3,493,114 divided by 362,463 shares)	$9.64

Offering price per class M share (100/96.50 of $9.64)*	$9.99

Net asset value, offering price and redemption price per class R share ($28,558 divided by 2,806 shares)	$10.18

Net asset value, offering price and redemption price per class Y share ($30,898,228 divided by 2,947,743 shares)	$10.48

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/29/08

INVESTMENT INCOME

Dividends	$ 11,890,218

Interest (including interest income of $33,462 from investments in affiliated issuers) (Note 5)	34,617

Securities lending	860,764

Total investment income	12,785,599

EXPENSES

Compensation of Manager (Note 2)	4,945,269

Investor servicing fees (Note 2)	1,784,881

Custodian fees (Note 2)	43,023

Trustee compensation and expenses (Note 2)	50,063

Administrative services (Note 2)	19,446

Distribution fees — Class A (Note 2)	1,234,463

Distribution fees — Class B (Note 2)	642,245

Distribution fees — Class C (Note 2)	324,764

Distribution fees — Class M (Note 2)	45,845

Distribution fees — Class R (Note 2)	50

Other	315,652

Non-recurring costs (Notes 2 and 6)	1,495

Costs assumed by Manager (Notes 2 and 6)	(1,495)

Fees waived by Manager (Note 5)	(325)

Total expenses	9,405,376

Expense reduction (Note 2)	(137,413)

Net expenses	9,267,963

Net investment income	3,517,636

Net realized gain on investments (Notes 1 and 3)	75,281,968

Net unrealized depreciation of investments during the year	(216,855,016)

Net loss on investments	(141,573,048)

Net decrease in net assets resulting from operations	$(138,055,412)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/29/08	2/28/07

Operations:
Net investment income	$ 3,517,636	$ 1,882,992

Net realized gain on investments	75,281,968	125,200,537

Net unrealized depreciation of investments	(216,855,016)	(55,138,117)

Net increase (decrease) in net assets resulting from operations	(138,055,412)	71,945,412

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,801,596)	(1,638,067)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	(149)	—

Class Y	(335,564)	(263,291)

Net realized short-term gain on investments

Class A	(11,832,273)	(4,676,415)

Class B	(1,083,122)	(1,664,140)

Class C	(790,293)	(395,144)

Class M	(146,145)	(69,083)

Class R	(552)	—

Class Y	(965,355)	(435,539)

From net realized long-term gain on investments

Class A	(72,990,523)	(82,960,150)

Class B	(6,681,524)	(29,522,037)

Class C	(4,875,134)	(7,009,898)

Class M	(901,535)	(1,225,549)

Class R	(3,406)	—

Class Y	(5,955,047)	(7,726,506)

Redemption fees (Note 1)	23,069	5,628

Increase (decrease) from capital share transactions (Note 4)	(99,157,958)	9,527,508

Total decrease in net assets	(346,552,519)	(56,107,271)

NET ASSETS

Beginning of year	763,143,321	819,250,592

End of year (including undistributed net investment income of $294,936 and $389,889, respectively)	$ 416,590,802	$763,143,321

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008	$16.62	.10(d)	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—(e)	$10.21	(22.54)	$342,770	1.37(d)	.66(d)	49.22
February 28, 2007	18.17	.08(d,f)	1.75	1.83	(.06)	(3.32)	(3.38)	—(e)	16.62	10.32(f)	522,839	1.27(d,f)	.46(d,f)	47.18
February 28, 2006	19.11	.05(d,g)	2.80	2.85	—	(3.79)	(3.79)	—(e)	18.17	16.24	476,251	1.25(d)	.28(d,g)	28.65
February 28, 2005	18.01	—(d,e)	3.00	3.00	—	(1.90)	(1.90)	—(e)	19.11	16.83	496,588	1.38(d)	(.03)(d)	24.00
February 29, 2004	10.51	.04	7.46	7.50	—	—	—	—	18.01	71.36	482,998	1.34	.29	24.40

CLASS B
February 29, 2008	$15.24	(.04)(d)	(3.20)	(3.24)	—	(2.85)	(2.85)	—(e)	$9.15	(23.06)	$19,600	2.12(d)	(.16)(d)	49.22
February 28, 2007	16.98	(.05)(d,f)	1.63	1.58	—	(3.32)	(3.32)	—(e)	15.24	9.52(f)	147,307	2.02(d,f)	(.29)(d,f)	47.18
February 28, 2006	18.22	(.08)(d,g)	2.63	2.55	—	(3.79)	(3.79)	—(e)	16.98	15.35	242,985	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.37	(.14)(d)	2.89	2.75	—	(1.90)	(1.90)	—(e)	18.22	15.99	281,226	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.21	(.06)	7.22	7.16	—	—	—	—	17.37	70.13	320,905	2.09	(.46)	24.40

CLASS C
February 29, 2008	$15.28	(.01)(d)	(3.24)	(3.25)	—	(2.85)	(2.85)	—(e)	$9.18	(23.08)	$19,800	2.12(d)	(.10)(d)	49.22
February 28, 2007	17.02	(.05)(d,f)	1.63	1.58	—	(3.32)	(3.32)	—(e)	15.28	9.51(f)	38,799	2.02(d,f)	(.29)(d,f)	47.18
February 28, 2006	18.25	(.08)(d,g)	2.64	2.56	—	(3.79)	(3.79)	—(e)	17.02	15.39	43,993	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.40	(.14)(d)	2.89	2.75	—	(1.90)	(1.90)	—(e)	18.25	15.96	46,641	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.23	(.06)	7.23	7.17	—	—	—	—	17.40	70.09	49,511	2.09	(.46)	24.40

CLASS M
February 29, 2008	$15.83	.02(d)	(3.36)	(3.34)	—	(2.85)	(2.85)	—(e)	$9.64	(22.83)	$3,493	1.87(d)	.16(d)	49.22
February 28, 2007	17.49	(.01)(d,f)	1.67	1.66	—	(3.32)	(3.32)	—(e)	15.83	9.71(f)	7,322	1.77(d,f)	(.04)(d,f)	47.18
February 28, 2006	18.61	(.04)(d,g)	2.71	2.67	—	(3.79)	(3.79)	—(e)	17.49	15.70	7,799	1.75(d)	(.22)(d,g)	28.65
February 28, 2005	17.67	(.09)(d)	2.93	2.84	—	(1.90)	(1.90)	—(e)	18.61	16.24	10,561	1.88(d)	(.53)(d)	24.00
February 29, 2004	10.36	(.03)	7.34	7.31	—	—	—	—	17.67	70.56	11,935	1.84	(.21)	24.40

CLASS R
February 29, 2008†	$16.83	.05(d)	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—(e)	$10.18	(23.62)*	$29	1.49*(d)	.39*(d)	49.22

CLASS Y
February 29, 2008	$16.97	.14(d)	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—(e)	$10.48	(22.30)	$30,898	1.12(d)	.91(d)	49.22
February 28, 2007	18.49	.13(d,f)	1.78	1.91	(.11)	(3.32)	(3.43)	—(e)	16.97	10.56(f)	46,876	1.02(d,f)	.71(d,f)	47.18
February 28, 2006	19.34	.11(d,g)	2.83	2.94	—	(3.79)	(3.79)	—(e)	18.49	16.53	48,223	1.00(d)	.55(d,g)	28.65
February 28, 2005	18.16	.03(d)	3.05	3.08	—	(1.90)	(1.90)	—(e)	19.34	17.14	85,561	1.13(d)	.25(d)	24.00
February 29, 2004	10.57	.08	7.51	7.59	—	—	—	—	18.16	71.81	103,874	1.09	.52	24.40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 29

Financial highlights (Continued)

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 29, 2008	<0.01%

February 28, 2007	<0.01

February 28, 2006	<0.01

February 28, 2005	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/08

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on March 30, 2007. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $67,353,574. The fund received cash collateral of $69,775,838 which is pooled with collateral of other Putnam funds into 53 issues of short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, nontaxable dividends, and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2008, the fund reclassified $475,280 to decrease undistributed net investment income and $475,280 to increase accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of February 29, 2008 were as follows:

Unrealized appreciation	$ 77,302,135
Unrealized depreciation	(77,270,764)
—————————————
Net unrealized appreciation	31,371
Undistributed long-term gain	13,883,744
Cost for federal income tax purposes	$487,584,161

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended February 29, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended February 29, 2008, Putnam Management has assumed $1,495 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 29, 2008, the fund incurred $1,795,666 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended February 29, 2008, the fund’s expenses were reduced by $49,660 under the expense offset arrangements and by $87,753 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $362, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,484 and $266 from the sale of class A and class M shares, respectively, and received $60,652 and $2,409 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $168 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $312,564,074 and $517,180,254, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 29, 2008 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/29/08:

Shares sold	11,970,376	$188,672,039

Shares issued in connection with
reinvestment of distributions	7,278,770	82,031,741

	19,249,146	270,703,780

Shares repurchased	(17,151,815)	(249,552,450)

Net increase	2,097,331	$21,151,330

Year ended 2/28/07:

Shares sold	9,147,477	$163,667,395

Shares issued in connection with
reinvestment of distributions	4,854,842	79,619,407

	14,002,319	243,286,802

Shares repurchased	(8,744,848)	(155,916,886)

Net increase	5,257,471	$87,369,916

CLASS B	Shares	Amount

Year ended 2/29/08:

Shares sold	412,038	$5,777,179

Shares issued in connection with
reinvestment of distributions	677,224	6,846,736

	1,089,262	12,623,915

Shares repurchased	(8,614,685)	(126,705,060)

Net decrease	(7,525,423)	$(114,081,145)

Year ended 2/28/07:

Shares sold	487,424	$7,864,900

Shares issued in connection with
reinvestment of distributions	1,882,079	28,344,104

	2,369,503	36,209,004

Shares repurchased	(7,007,437)	(115,206,257)

Net decrease	(4,637,934)	$(78,997,253)

CLASS C	Shares	Amount

Year ended 2/29/08:

Shares sold	331,647	$4,548,916

Shares issued in connection with
reinvestment of distributions	475,178	4,823,058

	806,825	9,371,974

Shares repurchased	(1,188,875)	(15,231,931)

Net decrease	(382,050)	$(5,859,957)

Year ended 2/28/07:

Shares sold	146,129	$2,332,593

Shares issued in connection with
reinvestment of distributions	420,971	6,352,459

	567,100	8,685,052

Shares repurchased	(612,101)	(10,040,828)

Net decrease	(45,001)	$(1,355,776)

CLASS M	Shares	Amount

Year ended 2/29/08:

Shares sold	37,100	$554,513

Shares issued in connection with
reinvestment of distributions	95,519	1,017,274

	132,619	1,571,787

Shares repurchased	(232,586)	(2,994,828)

Net decrease	(99,967)	$(1,423,041)

Year ended 2/28/07:

Shares sold	24,767	$415,085

Shares issued in connection with
reinvestment of distributions	80,233	1,254,852

	105,000	1,669,937

Shares repurchased	(88,505)	(1,518,958)

Net increase	16,495	$150,979

CLASS R	Shares	Amount

For the period 3/30/07 (commencement of operations) to 2/29/08:

Shares sold	2,460	$32,918

Shares issued in connection with
reinvestment of distributions	365	4,107

	2,825	37,025

Shares repurchased	(19)	(291)

Net increase	2,806	$36,734

CLASS Y	Shares	Amount

Year ended 2/29/08:

Shares sold	802,083	$12,351,461

Shares issued in connection with
reinvestment of distributions	627,679	7,255,966

	1,429,762	19,607,427

Shares repurchased	(1,243,964)	(18,589,306)

Net increase	185,798	$1,018,121

Year ended 2/28/07:

Shares sold	786,248	$13,763,970

Shares issued in connection with
reinvestment of distributions	503,603	8,425,336

	1,289,851	22,189,306

Shares repurchased	(1,136,040)	(19,829,664)

Net increase	153,811	$2,359,642

At February 29, 2008, Putnam, LLC owned 75 class R shares of the fund (3% of class R shares outstanding), valued at $764.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 29, 2008, management fees paid were reduced by $325 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $33,462 for the year ended February 29, 2008. During the year ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $45,668,125 and $44,696,023, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $72,694,561 as long-term capital gain, for its taxable year ended February 29, 2008.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 29, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended February 29, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley Dean Witter, UBS Warburg, Credit Suisse First Boston, and Merrill Lynch. Commissions paid to these firms together represented approximately 40% of the total brokerage commissions paid for the year ended February 29, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions
25,824,442	1,133,136	956,228

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr. Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B. Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds). Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Executive Officer, Associate Treasurer
Marketing Services	and Compliance Liaison	Nancy E. Florek
Putnam Retail Management		Vice President, Assistant Clerk,
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief Compliance Officer
George Putnam, III
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN049 250066 4/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. ("MMC") to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments' Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC's earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 29, 2008	$42,050	$-	$3,550	$-
February 28, 2007	$41,227*	$--	$3,050	$528

* Includes fees of $4,977 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended February 28, 2007. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended February 29, 2008 and February 28, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,550 and $3,578 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 29,
2008	$ -	$ -	$ -	$ -
February 28,
2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008